DELAWARE GROUP® EQUITY FUNDS IV

Delaware Smid Cap Growth Fund
Delaware Healthcare Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement to the Funds’ Statement of Additional Information dated July 29, 2015

The following information replaces the last table in the section in the Funds’ SAI entitled "Investment Manager and Other Service Providers – Distributor”:

During the Funds' last three fiscal years, the Distributor received, in the aggregate, limited contingent deferred sales charge ("Limited CDSC") payments with respect to Class A shares and contingent deferred sales charge ("CDSC") payments with respect to Class C shares as follows:

Fund/Fiscal Year Ended	Class A	Class C
Delaware Healthcare Fund
9/30/14–3/31/15*	$0	$5,722
9/30/14	$0	$16,102
9/30/13	$3	$2,795
9/30/12	$2	$12,283

Delaware Smid Cap Growth Fund
9/30/14–3/31/15*	$207	$487
9/30/14	$399	$5,326
9/30/13	$8,505	$7,928
9/30/12	$75,053	$32,295

*	In 2015, the Funds changed their fiscal year end from Sept. 30 to March 31.

Please keep this supplement for future reference.

This Supplement is dated February 10, 2016.